SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

MICROSEMI CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MICROSEMI CORPORATION

NOTICE OF ANNUAL MEETING ON FEBRUARY 21, 2007

AND PROXY STATEMENT

MICROSEMI CORPORATION

2381 Morse Avenue

Irvine, California 92614

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on February 21, 2007

TO THE STOCKHOLDERS OF MICROSEMI CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MICROSEMI CORPORATION (the “Company”) will be held at the Newport Beach Marriott Resort and Spa, 900 Newport Center Drive, Newport Beach, California 92660, on Wednesday, February 21, 2007 at 10:00 A.M., Pacific Standard Time, for the following purposes:

1.	To elect seven (7) directors, each to serve for the term expiring at the next annual meeting of stockholders or until his successor shall have been duly elected and qualified (Proposal 1); and

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm to audit our financial statements for fiscal year 2007 (Proposal 2); and

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on January 5, 2007 are entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

By Order of the Board of Directors,

Irvine, California January 19, 2007	/s/ DAVID R. SONKSEN David R. Sonksen Secretary

IT IS IMPORTANT THAT ALL OF OUR STOCKHOLDERS BE REPRESENTED AT OUR ANNUAL MEETING AND AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. STOCKHOLDERS, WHETHER YOU EXPECT TO ATTEND THE MEETING IN PERSON OR NOT, ARE REQUESTED TO PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY TO ASSURE THAT YOU ARE REPRESENTED, OR TAKE ADVANTAGE OF THE INTERNET OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE PROXY CARD. PROXIES DELIVERED IN WRITING ARE REVOCABLE BY HOLDERS AT ANY TIME PRIOR TO BEING VOTED AT THE ANNUAL MEETING BY DELIVERY OF A NOTICE OF REVOCATION OF THE PROXY OR A LATER-DATED PROXY. PROXIES DELIVERED ELECTRONICALLY OR TELEPHONICALLY ARE REVOCABLE BY HOLDERS AT ANY TIME PRIOR TO 8:59 P.M., PACIFIC STANDARD TIME, ON FEBRUARY 20, 2007 BY DELIVERY, ELECTRONICALLY OR TELEPHONICALLY, OF A REVOCATION OR CHANGE OF INSTRUCTION.

Additional copies of proxy materials should be requested in writing, addressed to:

Microsemi Corporation, 2381 Morse Avenue, Irvine, California 92614, Attention: David R. Sonksen, Secretary.

MICROSEMI CORPORATION

2381 Morse Avenue

Irvine, California 92614

PROXY STATEMENT

GENERAL INFORMATION

The accompanying Proxy is solicited by the Board of Directors and Management of Microsemi Corporation (the “Company”) to be used at the Annual Meeting of Stockholders to be held on Wednesday, February 21, 2007, at 10:00 A.M., Pacific Standard Time, at the Newport Beach Marriott Resort and Spa, 900 Newport Center Drive, Newport Beach, California 92660 and at any adjournments or postponements thereof (the “Meeting”). Shares represented by a valid Proxy (“Proxy”) will be voted as specified if received in time for the Meeting. If a choice is not specified in the Proxy, the Proxy will be voted FOR the election of all the director nominees listed in this Proxy Statement and FOR Proposal 2. The Proxy may be voted in the discretion of the proxy holders named therein on any other business as may properly come before the Meeting.

A stockholder who executes and returns the accompanying Proxy, or submits a Proxy electronically or by telephone, may revoke it prior to its being voted by (a) signing another Proxy bearing a later date, or a written notice of revocation and, in either case, delivering the later Proxy or notice to the Secretary of the Company by mail or in person prior to the commencement of voting at the Meeting, or (b) voting in person at the Meeting, or (c) submitting a later Proxy or revoking an earlier Proxy either electronically or telephonically at (866) 540-5760 prior to 8:59 P.M., Pacific Standard Time, on February 20, 2007. Giving the Company a Proxy or revoking a Proxy will not in any way affect a stockholder’s privilege to attend the Meeting and to vote in person, provided that the stock can only be voted in person when held of record in the stockholder’s name on the Record Date or when the stockholder has been given an appropriate proxy from the record holder to vote at the Meeting.

The costs of Proxy solicitation will be paid by the Company. It is contemplated that Proxies will be solicited principally through the use of the mail. The Company will reimburse banks, brokerage houses, and other custodians, nominees or fiduciaries for their reasonable expenses in forwarding proxy material to the beneficial owners of the shares held by them. Proxies may be solicited by directors, officers or other regular employees of the Company in person or by telephone, facsimile or e-mail as part of their regular duties and without special payment therefor, except reimbursement of incidental costs.

This Notice of Annual Meeting, Proxy Statement and Proxy are first being mailed to stockholders on or about January 19, 2007.

ANNUAL REPORT

The Annual Report to Stockholders and Form 10-K for the fiscal year ended October 1, 2006 accompanies this Proxy Statement. Such Report is not to be regarded as proxy soliciting material and is not incorporated into this Proxy Statement. Such Report does not incorporate by reference the information of the sections of this Proxy Statement entitled “Report of Compensation Committee” or “Performance Comparison.” THE ANNUAL REPORT TO STOCKHOLDERS AND THE FORM 10-K, INCLUDING ANNUAL FINANCIAL STATEMENTS, CAN BE OBTAINED ON OUR WEBSITE AT http://www.microsemi.com OR BY ANY STOCKHOLDER ENTITLED TO VOTE AT THE MEETING UPON WRITTEN REQUEST. YOU MAY EITHER DOWNLOAD A COPY FROM OUR WEBSITE OR YOU MAY SEND A WRITTEN REQUEST TO MICROSEMI CORPORATION, 2381 MORSE AVENUE, IRVINE, CALIFORNIA 92614, ATTENTION: DAVID R. SONKSEN, SECRETARY.

OUTSTANDING VOTING SECURITIES

The Company’s Common Stock, $0.20 par value per share (“Common Stock”), constitutes the only class of outstanding securities of the Company whose holders are entitled to notice of and to vote at the Meeting, including any adjournments or postponements thereof. Each such holder of record is entitled, for all purposes, to one vote for each share so held on each matter submitted to a vote of stockholders. On January 5, 2007 (“Record Date”) the Company had issued and outstanding 71,799,209 shares of Common Stock (exclusive of shares held in the treasury).

VOTING PROCEDURES

A quorum sufficient for the conduct of business at the Meeting will consist of a majority of the outstanding shares of Common Stock at the close of business on the Record Date in accordance with our Certificate of Incorporation, our Bylaws and the Delaware General Corporation Law.

The record holder can submit a Proxy in any of three ways:

1. Execute and deliver the Proxy to our transfer agent, Mellon Investor Services LLC, P.O. Box 3582, South Hackensack, NJ 07606-9282. A postage-pre-paid envelope is enclosed for that purpose. (The record holder must SIGN and DATE the Proxy.)

2. Connect to the Internet at http://www.proxyvoting.com/mscc and follow instructions for submitting an electronic Proxy.

3. Call (866) 540-5760 from within the U.S. and follow instructions for submitting a telephonic Proxy.

Proxies marked as abstentions and Proxies for shares held in street name designated by brokers as not voted will be treated as shares present for purposes of determining the presence of a quorum at the Meeting.

Proposal 1, the election of directors, will be determined by a plurality vote, i.e., the seven (7) candidates in the election of directors receiving the highest number of affirmative votes will be elected. The stockholders each can cast one (1) vote per share of Common Stock for up to seven (7) individuals who are nominated for election. In this election, any votes cast against a candidate or votes withheld, including abstentions and broker non-votes, shall have no legal effect.

Proposal 2, ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm to audit our financial statements for fiscal year 2007, will be decided by a majority of the votes cast for or against Proposal 2. As for Proposal 2, votes withheld, including abstentions and broker non-votes, shall have no legal effect.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 1, 2007, information concerning ownership of the Company’s Common Stock by each person known by the Company to own beneficially more than 5% of its outstanding Common Stock, each director or executive officer and all directors and executive officers of the Company as a group. Beneficial ownership includes for this purpose shares issuable under options that are exercisable as of the date of this information or that shall become exercisable before March 2, 2007.

Name of Beneficial Owner (and Address of Each 5% Beneficial Owner) or Number of Persons in Group	Amount and Nature of Beneficial Ownership		Percentage Of Class
Dennis R. Leibel	118,500	(1)	*
Thomas R. Anderson	78,000	(2)	*
William E. Bendush	44,000	(3)	*
Matthew E. Massengill	60,000	(4)	*
Paul F. Folino	45,973	(5)	*
William L. Healey	48,000	(6)	*
James J. Peterson	1,139,168	(7)	1.4%
David R. Sonksen	442,738	(8)	*
Ralph Brandi	600,153	(9)	*
James H. Gentile	193,300	(10)	*
Stephen G. Litchfield	290,350	(11)	*
All Directors and executive officers as a group (13 persons)	3,331,182	(12)	4.6%
Franklin Resources, Inc. One Franklin Parkway San Mateo, CA 94403	9,005,191	(13)	12.5%
AXA Financial, Inc. 1290 Avenue of the Americas New York, NY 10104	4,192,534	(14)	5.8%
Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94163	4,906,049	(15)	6.8%
Delaware Management Business Trust 2005 Market Street Philadelphia, PA 19103	3,764,879	(16)	5.2%

*	Indicates less than 1.0%

(1)	Includes 118,500 shares beneficially owned under stock options exercisable before March 2, 2007.
(2)	Includes 78,000 shares beneficially owned under stock options exercisable before March 2, 2007.
(3)	Includes 44,000 shares beneficially owned under stock options exercisable before March 2, 2007.
(4)	Includes 60,000 shares beneficially owned under stock options exercisable before March 2, 2007.
(5)	Includes 44,000 shares beneficially owned under stock options exercisable before March 2, 2007.
(6)	Includes 48,000 shares beneficially owned under stock options exercisable before March 2, 2007.
(7)	Includes 930,400 shares beneficially owned under stock options exercisable before March 2, 2007.
(8)	Includes 395,000 shares beneficially owned under stock options exercisable before March 2, 2007.
(9)	Includes 495,749 shares beneficially owned under stock options exercisable before March 2, 2007.
(10)	Includes 187,300 shares beneficially owned under stock options exercisable before March 2, 2007.
(11)	Includes 277,130 shares beneficially owned under stock options exercisable before March 2, 2007.
(12)	Includes 3,049,079 shares beneficially owned under stock options exercisable before March 2, 2007.
(13)	Based on Schedule 13G Amendment No. 1 filed on November 8, 2006, covering ownership by Franklin Advisers, Inc., Franklin Templeton Portfolio Advisors, Inc., Franklin Templeton Investment Management Limited, and Franklin Templeton Investments (Asia) Limited.

(14)	Based on Schedule 13G filed on February 14, 2006, covering ownership by AXA Assurances I.A.R.D., AXA Assurances Vie Mutuelle, AXA Courtage Assurance Mutuelle, AXA, AXA Financial, Inc., AXA Rosenberg Investment Management LLC, Alliance Capital Management L.P., and AXA Equitable Life Insurance Company.
(15)	Based on Form 13F filed on November 3, 2006, covering ownership by Lowry Hill Investment Advisors, Inc., Peregrine Capital Management Incorporated, Wells Capital Management Incorporated, Wells Fargo Bank, National Association, Wells Fargo Funds Management, LLC, Wells Fargo Investments, LLC, and Wells Fargo Private Investment Advisors, LLC.
(16)	Based on Form 13F filed on November 13, 2006, covering ownership by Delaware Management Business Trust, MetLife Investments Fund Management LLC, Massachusetts Mutual Life Insurance Co., UBS Global Asset Management (Americas) Inc., Roszel Advisors, Mercantile Capital Advisors, SEI Investments Management Corporation, Wilshire Associates Incorporated, and Citigroup Investment Advisory Services Inc.

ELECTION OF DIRECTORS

(Proposal 1)

The Bylaws of the Company allow for a Board of Directors consisting of not less than three (3) and up to thirteen (13) members as fixed by the Board from time to time, and the Board has fixed the number of directors at seven (7), effective as of the beginning of the Meeting, or any adjournments or postponements thereof. Accordingly, seven (7) directors shall be elected at the Meeting, and the seven (7) nominees named below are proposed by our Company’s current Board of Directors and Management. The nominees proposed for election as directors will serve for a term of one year ending as of the next annual meeting and until their respective successors are elected and qualified. All nominees have consented to be named and have indicated their intent to serve if elected. While Management has no reason to believe that any proposed nominee will be unable to serve or will not serve as a director, should any nominee become unable to serve or decide, for good cause, not to so serve, then the persons named in the enclosed Proxy will have authority to vote for any substitute nominee designated by the Company’s current Board of Directors.

The seven (7) candidates in the election of directors receiving the highest number of affirmative votes will be elected. Votes against a candidate or votes withheld, including abstentions and broker non-votes, have no legal effect on the election; however any such votes shall count toward comprising the quorum. The names and certain information concerning the persons to be nominated as directors by the Board of Directors at the Meeting are set forth below.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

CURRENT DIRECTORS STANDING FOR RE-ELECTION

(NOMINEES)

Name	Position With Company (in Addition to Director) and Principal Occupation during Last Five Years	Age	Director Since
James J. Peterson	President and Chief Executive Officer since 2000; Director of Simple Tech, Inc. since January 2003	51	2000

Thomas R. Anderson	A retired executive, consultant and private investor; Vice President and Chief Financial Officer of QLogic Corporation from 1993 to 2002	62	2002

Dennis R. Leibel	Chairman of the Board since July 2004; A retired financial and legal executive, Private investor and consultant; Founding partner of Esquire Associates LLC, since 1999; Director of Commerce Energy Group, Inc. since 2005; Director of DPAC Technologies Corp. since 2006	62	2002

William E. Bendush	Private investor; Former Senior Vice President and Chief Financial Officer of Applied Micro Circuits Corporation from 1999 to 2003	57	2003

William L. Healey	Consultant; President and Chief Executive Officer of Cal Quality Electronics, Inc. from 2002 to 2005; Director of Sypris Solutions, Inc. since 1997	62	2003

Paul F. Folino	Executive Chairman of the Board of Emulex Corporation since 2006 and a Director of Emulex Since 1993. Chairman of the Board of Emulex Corporation from 2002 to 2006. Chief Executive Officer of Emulex Corporation from 1993 to 2006.	62	2004

Matthew E. Massengill	Chairman of the Board of Directors of Western Digital Corporation, a company that designs, develops, manufactures, and sells hard disk drives, since 2001; Director of Western Digital Corporation since 2000; Chief Executive Officer of Western Digital Corporation from 2000 to 2005; President of Western Digital Corporation from 2000 to 2002; Director of ViewSonic Corporation since 2003	45	2006

EXECUTIVE OFFICERS

Officers are elected on an annual basis by the Board of Directors and serve at the discretion of the Board. Information is provided under the heading “Election of Directors” for Mr. James J. Peterson.

Name	Position with Company and Principal Occupation during Last Five Years	Age	Officer Since
David R. Sonksen	Executive Vice President since 2000; Vice President-Finance, Chief Financial Officer, Treasurer and Secretary since 1986	62	1986

Ralph Brandi	Executive Vice President, Chief Operating Officer since 2002; Vice President-Operations from 2000 to 2002	63	2000

John M. Holtrust	Senior Vice President of Human Resources since 2006; Vice President of Human Resources since 2000	57	2000

James H. Gentile	Vice President of Worldwide Sales since 2001	51	2001

John J. Petersen	Vice President of Quality since 2001	63	2001

Steven G. Litchfield	Executive Vice President and Group President-High Performance Analog Mixed Signal Group since 2006; Vice President-Corporate Marketing & Business Development from 2003 to 2006; Director of Business Development from 2001 to 2003	38	2003

INFORMATION REGARDING THE BOARD OF

DIRECTORS AND ITS COMMITTEES

During fiscal year 2006, the Board of Directors held a total of six (6) regularly scheduled or special meetings.

AUDIT COMMITTEE

The Audit Committee, which during fiscal year 2006 consisted of directors Thomas R. Anderson, William E. Bendush and Dennis R. Leibel, reviews matters relating to the Company’s internal and external audits. The Audit Committee held a total of seven (7) meetings in fiscal year 2006. The Audit Committee met to review the financial statements and the audit of fiscal year 2005, to review each of the quarterly financial statements of fiscal year 2006, to review the plan of the audit for fiscal year 2006, as well as to review the status of our internal controls and procedures project pursuant to the requirements of Section 404 of the Sarbanes-Oxley Act of 2002. The Company’s Board of Directors has adopted a written charter for the Audit Committee, a current copy of which is available on the Company’s website at http://www.microsemi.com and is attached as Annex A hereto. The members of the Audit Committee are independent, as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Audit Committee Report for fiscal year 2006 is included in this Proxy Statement. The Board of Directors determined that each of the three (3) Audit Committee members meets the criteria in Item 401 of Regulation S-K for being considered a financial expert.

COMPENSATION COMMITTEE

The Compensation Committee, which during fiscal year 2006 consisted of directors Paul F. Folino, William L. Healey, Dennis R. Leibel and Matthew E. Massengill, considers and approves the grant of stock options, compensation as well as other matters related to compensation for the Company’s executive officers and key employees and to recommend to the Board of Directors the compensation of the Board of Directors. The Compensation Committee held eight (8) meetings in fiscal year 2006. The Company’s Board of Directors has adopted a written charter for the Compensation Committee, a current copy of which is available on the Company’s website at http://www.microsemi.com. The members of the Compensation Committee are independent, as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards.

GOVERNANCE AND NOMINATING COMMITTEE

The Governance and Nominating Committee, which during fiscal year 2006 consisted of directors Dennis R. Leibel, William E. Bendush, Thomas R. Anderson and William L. Healey, considers matters related to the selection of individuals to be nominated for election to the Board of Directors and our corporate governance policies. The Governance and Nominating Committee was established in fiscal year 2002 and held six (6) meetings in fiscal year 2006. The Company’s Board of Directors has adopted a written charter for the Governance and Nominating Committee, a current copy of which is available on the Company’s website at http://www.microsemi.com. In identifying and evaluating possible candidates for election as a director of the Company, the Governance and Nominating Committee considers factors related to the general composition of the Board as well as specific selection criteria related to the character and capacities of the individual candidates. The Governance and Nominating Committee Charter provides, among other things, that the Company’s Board of Directors should be composed of:

1.	Directors chosen with a view to bringing to the Board a variety of experience and backgrounds;

2.	Directors who will represent the balanced, best interests of the stockholders as a whole rather than special interest groups or constituencies; and

3.	Directors who are independent, as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards, with the only exception to this guideline normally being the nomination of the Company’s Chief Executive Officer.

The Governance and Nominating Committee Charter also provides that, in considering possible candidates for election to the Board of Directors of the Company, the Governance and Nominating Committee and other directors should be guided in general by the composition guidelines established above and by, among other things, the following:

1.	Each director should be chosen without regard to sex, race, age, religion or national origin;

2.	Each director should be an individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others;

3.	Each director should be free of any conflict of interests which would violate applicable law or regulations or interfere with the proper performance of the responsibilities of a director;

4.	Each director should possess substantial and significant experience that would be of particular importance to the Company in the performance of the duties of a director;

5.	Each director should have sufficient time available to devote to the affairs of the Company in order to carry out the responsibilities of a director; and

6.	Each director should have the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a whole.

The members of the Governance and Nominating Committee are independent, as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Governance and Nominating Committee recommended and approved the Board’s nomination of each of the Nominees named in this Proxy Statement.

The Governance and Nominating Committee will consider for nomination persons recommended by the Company’s stockholders in writing. These recommendations should be addressed to Microsemi Corporation, Attention: David R. Sonksen, Secretary, and must include that person’s resume and your statement in writing of the reasons that the person being recommended is well qualified.

INDEPENDENT DIRECTORS COMMITTEE

The independent directors also constitute a committee that meets in executive session following all regularly scheduled Board meetings, and whenever a majority of the independent directors considers it necessary or desirable. The committee considers and may make recommendations to the full Board on any and all matters that its committee members determine to be necessary or appropriate. The independent directors in fiscal year 2006 were comprised of Dennis R. Leibel, Thomas R. Anderson, William L. Healey, William E. Bendush, Paul F. Folino, as well as Harold A. Blomquist before and Matthew E. Massengill since February 22, 2006. The Independent Directors Committee held six (6) meetings in fiscal year 2006.

While serving as a director or on any committees in fiscal year 2006, no director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and of all committees on which the director served.

DIRECTORS’ COMPENSATION

Directors who are also officers or employees of the Company or its subsidiaries receive no additional compensation for their services as directors. Each of the non-employee directors of the Company receives a $25,000 annual retainer, except that the Chairman of the Board receives a $45,000 annual retainer. In addition the Chairman receives $2,700 and each of the other non-employee directors receives $1,800 for each Board meeting attended in person; the Audit Committee Chair receives $2,400, each of the other committees’ chairs receive $1,800 and each of the other committee members receives $1,200, respectively, for each committee meeting attended in person. Each of the non-employee directors receives only 60% of the in-person compensation for meetings attended by telephone. All directors are reimbursed for out-of-pocket and travel expenses. No additional compensation is paid for actions taken by the Board or any committee by written consent.

Pursuant to the Company’s 1987 Stock Option Plan, as amended, and the Board’s present compensation plan, upon initial appointment or initial election to the Board of Directors, as the case may be, each non-employee director receives a one-time grant of a stock option to purchase 40,000 shares of the Company’s Common Stock. On the last day of each fiscal year, each non-employee director receives an additional stock option to purchase 20,000 shares of the Company’s Common Stock. Following the annual stockholders’ meeting and upon election as Chairman, the Chairman of the Board receives an additional stock option to purchase an additional number of shares as determined by the Board. Accordingly, on the date of the annual meeting in the previous year, the Chairman received an additional option to purchase 20,000 shares. All of our option grants to non-employee directors have had an exercise price equal to the closing price of the Common Stock on the date of grant. Our most recent option grants have been fully vested upon grant and have had a term of six (6) years, subject to earlier termination in certain events.

For a period of seven (7) years after retirement from the Board of Directors, each non-employee director who served on the Board, or in another capacity as approved by the Board, for at least five (5) years is paid fifty percent (50%) of the retainer that the director shall have been paid immediately prior to retirement, on the condition that the director continues to be available to provide up to twenty-five hours of consulting support quarterly, and continues to be eligible to exercise stock options that were received by the director prior to retirement. Pursuant to this retirement policy, in fiscal year 2006 the Company paid a total of $80,600 apportioned among six (6) former directors.

The Company and each of its present and former directors have entered into indemnification agreements that are intended to supplement the financial protection of directors afforded by liability insurance. Under the agreements, the Company shall provide each director or former director the fullest indemnification allowed by Delaware law from the costs of suits and proceedings, including proceedings in the name of the Company, brought against the director on account of having been a director of the Company or having served at the request of the Company as a director of another entity. In addition, the Certificate of Incorporation and Bylaws of the Company require that the Company indemnify each director and former director of the Company or such an entity from any loss on account of a claim made against the director by reason of his service in any such capacity to the maximum extent permitted by Delaware law.

EXECUTIVE COMPENSATION

The following table sets forth, for the fiscal year ended October 1, 2006, the compensation received by Messrs. Peterson, Sonksen, Brandi, Gentile and Litchfield. The notes to these tables provide additional specific information regarding compensation.

SUMMARY COMPENSATION TABLE

	Annual Compensation				Long Term Compensation
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation ($) (1)	Restricted Stock Award(s) ($)	Securities Underlying Options (#) (2)	LTIP Payouts ($)	All Other Compensation ($) (3)
James J. Peterson President and Chief Executive Officer	2006 2005 2004	523,320 503,695 487,495	450,000 650,000 350,000	45,701 40,043 51,320	— — —	— 500,000 440,000	— — —	10,500 10,980 11,363

David R. Sonksen Executive Vice President, Chief Financial Officer	2006 2005 2004	318,508 304,618 298,491	200,000 300,000 150,000	39,560 34,670 37,449	— — —	— 220,000 125,000	— — —	9,843 12,930 11,672

Ralph Brandi Executive Vice President, Chief Operating Officer	2006 2005 2004	353,312 320,092 298,506	250,000 350,000 150,000	37,772 32,226 42,320	— — —	— 250,000 145,000	— — —	10,500 13,592 13,635

James H. Gentile Senior Vice President, Worldwide Sales	2006 2005 2004	380,490 340,847 272,756	— 40,000 25,000	37,765 32,226 40,320	— — —	— 105,000 25,000	— — —	10,500 13,331 11,499

Stephen G. Litchfield Executive Vice President and Group President High Performance Analog Mixed Signal Group	2006 2005 2004	193,011 153,589 134,995	215,000 150,000 70,000	44,569 36,545 42,720	— — —	— 205,000 90,000	— — —	11,383 11,096 8,855

(1)	“Other Annual Compensation” includes the following amounts:

	Fiscal Year 2006		Fiscal Year 2005		Fiscal Year 2004
	Health Insurance Premiums ($)	Auto Allowance ($)	Health Insurance Premiums ($)	Auto Allowance ($)	Health Insurance Premiums ($)	Auto Allowance ($)
James J. Peterson	33,701	12,000	28,043	12,000	39,320	12,000
David R. Sonksen	25,960	13,600	21,070	13,600	23,849	13,600
Ralph Brandi	26,768	11,004	21,222	11,004	31,316	11,004
James H. Gentile	26,761	11,004	21,222	11,004	29,316	10,653
Stephen G. Litchfield	33,565	11,004	28,043	8,502	36,720	6,000

(2)	The number of shares of Common Stock underlying stock options granted has been adjusted to reflect a 2-for-1 stock split which became effective as of February 20, 2004.
(3)	“All Other Compensation” includes the following amounts for fiscal year 2006:

	Company 401(k) Contributions ($)	Life Insurance Premiums ($)
James J. Peterson	6,300	4,200
David R. Sonksen	6,300	3,543
Ralph Brandi	6,300	4,200
James H. Gentile	6,300	4,200
Stephen G. Litchfield	7,183	4,200

OPTION GRANTS IN LAST FISCAL YEAR

Individual Grants

There were no options granted to Messrs. Peterson, Sonksen, Brandi, Gentile, Holtrust and Litchfield in the fiscal year ended October 1, 2006.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND

FISCAL YEAR END OPTION VALUES

Name	Total Exercised (#)	Realized Value ($)	Exercisable (#)	Non Exercisable (#)	Exercisable Value ($)	Non Exercisable Value ($)
James J. Peterson	411,262	8,761,109	1,028,400	—	3,454,057	—
David R. Sonksen	269,000	6,365,555	395,000	—	1,001,620	—
Ralph Brandi	119,213	3,806,764	497,549	—	1,694,064	—
James H. Gentile	33,936	861,394	187,300	—	716,289	—
Stephen G. Litchfield	43,270	893,443	277,130	—	537,827	—

EXECUTIVE COMPENSATION AGREEMENTS

Stock Option Agreements. The Company made no grants to our executive officers of options to purchase Common Stock during fiscal year 2006. Therefore, the option grant table has been omitted from this year’s proxy statement. However, on October 2, 2006, the Company granted to our executive officers under the 1987 Stock Plan options to purchase 515,000 shares of Common Stock. Therefore, these options shall be included in the option grant table in next year’s proxy statement. These options shall expire in six (6) years, shall vest in three equal annual installments on the first three anniversaries of the date of grant, and have an exercise price equal to the closing price of the Common Stock on the date of grant.

Indemnification Agreements. The Company and each of its executive officers have entered into indemnification agreements that are intended to supplement the financial protection of executive officers afforded by liability insurance. Under the agreements, the Company shall provide each executive or former executive the fullest indemnification allowed by Delaware law from the costs of suits and proceedings against the executive on account of having served the Company as an executive officer. In addition, the Certificate of Incorporation and Bylaws of the Company require that the Company indemnify to the maximum extent permitted by Delaware law each executive officer from any loss on account of a claim made against the executive officer by reason of his service in that capacity.

Retention Agreements. The Company has entered into retention agreements with six (6) executive officers intended to assure their unbiased counsel and continued dedication to the Company in the event of a change of control. Each agreement will continue in effect until two (2) years after the Company notifies the executive of an intention to terminate that agreement. The terms of each agreement provide that, in the event of a change of control, as defined therein, and the subsequent termination of the executive’s employment at any time during the term of such agreement, the executive will be paid amounts equal to a multiplier (the “Multiplier”) times the sum of (i) his annual salary rate in effect prior to termination of employment and (ii) his highest annual bonus paid during the prior 3-year period.

APPLICABLE MULTIPLIER

	Termination
	Involuntary	Good Reason	Voluntary
James J. Peterson	2	2	*
David R. Sonksen	2	2	*
Ralph Brandi	2	2	NA
John Holtrust	1	1	NA
James H. Gentile	1	1	NA
Steven G. Litchfield	1	1	NA

*	The Multiplier, in any case, cannot exceed two (2) and is at least one (1), and within that range is equal to 1/12th multiplied by the sum of (i) three plus (ii) the number of years of service of the executive. Presently Mr. Peterson has 13 years of service (a corresponding Multiplier of 1.25), and Mr. Sonksen has 20 years of service (a corresponding Multiplier of 1.92).

Additionally: (i) all options that the executive has received under any option plans will remain exercisable for a number of years equal to the Multiplier; (ii) medical, dental, vision and life insurance premiums will continue to be paid by the Company for a number of years equal to the Multiplier; (iii) his automobile allowance continues, subject to earlier termination if the executive becomes a full time employee elsewhere, up to a number of years equal to the Multiplier; and (iv) he will receive all other benefits then accrued at the time of a termination under the Company’s compensation plans.

Upon an involuntary termination or a termination for “Good Reason,” in either case only following a change of control, all of the executive’s unvested stock options, or similar equity incentives, vest and become exercisable.

Also, to the extent that payments to James J. Peterson or David R. Sonksen pursuant to his respective agreement (together with any other payments or benefits) would result in the triggering of the provisions of Sections 280G and 4999 of the Internal Revenue Code (“Code”), the agreement provides for the payment of an additional amount equal to the tax provided in Section 4999 of the Code on the original payment and all applicable income or excise taxes on the additional payment.

Cash Bonus Program. The Microsemi Corporation Cash Bonus Program (“Program”) provides cash awards based on the achievement of goals relating to the performance of the Company. The intention of the Program is to increase the Company’s shareholder value and to promote the success of the Company by motivating executives and employees (1) to perform to the best of their abilities, and (2) to achieve the Company’s objectives. In fiscal year 2006, $1,490,000 was paid to the named executive officers under the Program.

The Compensation Committee administers the Program and, in its sole discretion, selects the executives and employees of the Company who shall be participants in the Program for any performance period. Our Chief Executive Officer and the four most-highly-compensated executive officers are participants in the Program. The Compensation Committee, in its sole discretion, establishes for each participant in each performance period the performance goal or goals and establishes formulae for purposes of determining the actual award (if any) payable to each participant assuming all of the performance goals for the performance period shall have been reached (“Target Award”).

Actual awards may be greater than or less than the participant’s Target Award, depending in part upon the extent to which actual performance shall have exceeded or fallen below the performance goals. The award formulae are generally based on overall corporate profit performance, direct profit results controlled by the executive and on performance against that individual’s specific goals. Notwithstanding the preceding, in no event shall a participant’s actual award for any performance period exceed 150% of the participant’s annual salary. Nevertheless, the Compensation Committee, in its sole discretion, may (a) eliminate or reduce the award payable to any participant below that which otherwise would be payable under the payout formula, and (b) determine whether or not any award will be paid in the event of a participant’s termination of service prior to the end of the performance period.

Payment of each award shall be made as soon as practicable after the end of the performance period during which the award was earned. Each award normally shall be paid in cash in a single lump sum, subject to payroll taxes and tax withholding. Each award that may become payable under the Program shall be paid solely from the general assets of the Company. Nothing in the Program should be construed to create a trust or to establish or evidence any participant’s claim of any right to payment of an award other than as an unsecured general creditor with respect to any payment to which a participant may be entitled.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who own beneficially more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”) and the NASDAQ Stock Market (“NASDAQ”). Executive officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms concurrently when they file them with the SEC and NASDAQ.

To the Company’s knowledge, based solely on its review of the copies of Section 16(a) forms furnished to the Company and any written representations that no Form 5 reports were required, none of the Company’s officers, directors or greater than ten-percent beneficial owners known to the Company failed to file in a timely manner Section 16(a) reports during or with respect to fiscal year 2006.

The Form 4 and Form 5 filings were generally timely for the Company’s officers, directors or greater than ten-percent beneficial owners known to the Company. Where circumstances confounded our best efforts, we occasionally filed Section 16(a) filings or amendments more than two (2) business days after the event. In fiscal year 2006, these were four transactions as to David R. Sonksen corrected by amendments of four Forms 4 and transactions included in filings of one Form 4 for each of Messrs. Dennis R. Leibel, William L. Healey, and Ralph Brandi, and two Forms 4 for each of Messrs. Paul F. Folino and James H. Gentile.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Concerning this proxy statement, the SEC regulations do not require the Company to make any disclosure under the heading immediately above, and accordingly no disclosure is made here.

COMPENSATION COMMITTEE REPORT FOR FISCAL YEAR 2006 OF

MICROSEMI CORPORATION

The Compensation Committee’s primary intention is that the Company’s executive compensation be linked to and aligned with the interests of the Company’s stockholders. The compensation programs for executive officers and certain other key employees are reviewed each year by the Compensation Committee. These compensation programs establish the rewards to be received by each executive officer, and such rewards are intended to bear a close relationship relative to the executive officer’s contributions to our results both within their direct responsibility and across the overall Company. The compensation programs reflect our attempt to link the awards with the performance of the Company and to align executive compensation with the interests of the stockholders.

Compensation is determined in a similar manner for the chief executive officer and each of the other executive officers. At the beginning of each new fiscal year in connection with compensation-setting, the committee considers the potential impact that each executive officer could have in the new year as to each relevant function on consolidated growth, profit, market position and achievement of goals set for that year. Each executive officer is made responsible for meeting individual goals. The goals typically are strategic opportunities and challenges available to the Company in a changing market and a competitive environment. The goals of most of the executive officers are established by the chief executive officer. Similarly, the chief executive officer’s goals are established by the Compensation Committee and the Board of Directors. In every reward review, the executive officer is evaluated on objective results and the committee’s subjective analysis of the progress achieved toward the executive officer’s goals.

Executive Compensation Philosophy:

The primary thrust of the executive compensation programs in the Company continues to be that compensation must reflect the value created for the stockholders—both short-term and long-term. Consequently, the program utilizes short-term achievement awards and long-term incentives; and normally it includes stock options granted each year.

Options, which can provide incentives for executives and key employees to increase the value of the Company over the long-term, are included in our philosophy to establish a direct relationship between executive incentive compensation and our stockholders’ interests in the Company’s future common stock price performance. The stock option grants are made by the Compensation Committee, which administers the stock option program. Grants to employees can be in either or both qualified “incentive stock options” and non-qualified stock options. Options are granted to executives and key employees with the potential to impact the future growth and profitability of the Company. Options typically become fully vested over a three-year period in three equal installments starting one year after the option is granted and expiring six years after the grant date; however, prior to our adoption of FASB Statement No. 123R, “Share-Based Payment,” we granted immediately vested options in fiscal year 2005 and accelerated vesting of previously outstanding options into fiscal year 2005 in order to reduce in future fiscal years the compensation expenses to result from option vesting under FASB Statement No. 123R. We have, however, imposed restrictions on the resale of shares issued under the accelerated and fiscal year 2005 granted options (except to the extent necessary to sell in order to pay the exercise price, brokerage commissions and taxes). The restrictions related to fiscal year 2005 granted options lapse over a five-year period; and the restrictions on accelerated options lapse as such options would have vested under their original vesting schedule. In fiscal year 2006, the Company made no option grants to our executive officers; however, the Company did make an annual grant of options on the first day of fiscal year 2005, in the last few days of fiscal year 2005 (rather than on the first day of fiscal year 2006) and on the first day of fiscal year 2007.

The Compensation Committee conducts salary reviews for the chief executive officer and the other executive officers each year. The committee utilizes data from established salary surveys and consults at times with independently chosen experts. In order to attract or retain talented executives, the Company considers industry comparatives when making adjustments in pay and benefits. In addition, the Compensation Committee reviewed both the performance of the Company and the performance of its executive officers for fiscal year 2006.

The Executive Compensation components are:

•	Base Salary: Salaries are targeted to be competitive with selected similarly-situated companies. Factors considered for salary increases, although subjectively and informally applied, are actual achievement, level of market opportunity, management skill in achieving goals and contributions to the Company’s overall success.

•	The Cash Bonus Program: This program provides cash awards to executive officers as a means of achieving superior corporate results. This program is designed to reward executive officers and other key employees for overall business results and individual contributions, as measured against individual performance objectives and improvement of non-GAAP earnings (which excludes acquisition-related charges, restructuring charges, option compensation charges and other charges and credits). These programs are formalized and consistently administered throughout the Company. The bonus award can range from 0% to 150% of an executive’s annual salary. The bonus award components are based on overall consolidated profit performance on a non-GAAP basis, direct profit results controlled by the executive and on achievement of that individual’s specific goals.

•	Stock Options: The exercise price of each stock option is equal to 100% of the closing price of the Common Stock as of the date when the option was granted. Based on the current stock option plan as approved by the stockholders, 4% of the currently outstanding shares of Common Stock are annually added to the pool available for award to new and existing key employees, executive officers and directors. Under this program, key executives are allocated portions of the total annual award based upon the recipient’s responsibility level, performance and other objective or subjective measures.

•	Other Compensation: Compensation of the chief executive officer in fiscal year 2006 included 401(k) matching contributions, auto allowance payments, life insurance premiums and health insurance premiums, all of which are included in total compensation in the Summary Compensation Table.

•	Retention: Executive officers have contracts providing them certain rights, in the event of a change in control, to continue to receive compensation and benefits following termination. (See section on Executive Compensation Agreements.)

Compensation of the Chief Executive Officer in Fiscal Year 2006:

The Compensation Committee believes, based on its review of publicly available information concerning companies in its industry, that its chief executive officer’s compensation is within the range of compensation packages provided to executives of similar rank and responsibility in comparable companies.

For fiscal year 2006, Mr. Peterson’s salary was $523,320, and in December 2006, Mr. Peterson was awarded a cash bonus of $450,000. His bonus was based upon sales exceeding plan, operating earnings on a non-GAAP basis exceeding plan, and successful execution of the Capacity Utilization Enhancement Program from its inception through the date of the award. Other compensation for Mr. Peterson in fiscal year 2006, including 401(k) matching, was $10,500.

The Compensation Committee reviewed all the compensation paid or payable to the chief executive officer in fiscal year 2006 and determined that the amounts are reasonable and appropriate. The Compensation Committee also has considered the potential payouts to the chief executive officer and other Executive Officers under retention agreements related to a change of control and considered them to be reasonable and appropriate.

Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a limitation on the deductibility of certain executive compensation. The Compensation Committee has considered the potential impact of Section 162(m), and the regulations thereunder, which is to disallow a tax deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for any of the Named Executive Officers, as defined in Regulation S-K, unless such compensation was paid under a plan that qualifies as being “performance-based.” Since the Compensation Committee believes that any options granted under the 1987 Stock Plan would meet the requirements of being performance-based, the Compensation Committee believes that Section 162(m) will not reduce the tax deduction available to the Company in any material respect for compensation paid in fiscal year 2006. The Company’s policy is to qualify, to the extent reasonable, its executive officers’ compensation for deductibility under applicable tax laws. However, the Compensation Committee believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary to the Company’s success. Consequently, the Compensation Committee recognizes that the loss of a tax deduction on a portion of executive compensation has occurred in a previous year and could be necessary or appropriate in some circumstances in any future year.

The Compensation Committee members during fiscal year 2006 are identified below.

THE COMPENSATION COMMITTEE

Dennis R. Leibel	Paul F. Folino	William L. Healey	Matthew E. Massengill

PERFORMANCE GRAPH

The following graph compares the five-year cumulative total return on the Company’s Common Stock to the total returns of 1) NASDAQ Stock Market and 2) NASDAQ Stock Market– Electronics & Electrical Equipment & Components Index, excluding Computer Equipment. This comparison assumes in each case that $100 was invested on or about September 30, 2001 and all dividends were reinvested. The Company’s fiscal year ends on or about September 30 each year.

COMPARISON OF 5 YEARS’ CUMULATIVE TOTAL RETURN *

Among Microsemi Corporation, the NASDAQ stock market (US) index and the NASDAQ Electronic Components Index

*	$100 invested on September 30, 2001 in stock or index, including reinvestment of dividends

	Cumulative Total Return
	9/30/01	9/29/02	9/28/03	9/26/04	10/2/05	10/2/06
MICROSEMI CORPORATION	100.00	22.96	62.07	105.34	145.64	144.72
NASDAQ STOCK MARKET (U.S.)	100.00	80.97	120.85	131.16	150.08	159.80
NASDAQ ELECTRONIC COMPONENTS	100.00	64.12	123.24	101.45	118.85	110.77

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTANTS

(Proposal 2)

The Audit Committee has appointed PricewaterhouseCoopers LLP to serve as independent registered public accountants for the Company for its 2007 fiscal year and year end. Although stockholder ratification will not affect the employment of PricewaterhouseCoopers LLP through the end of the fiscal year ending September 30, 2007, the Audit Committee shall consider our stockholders’ vote on this Proposal when determining future appointments.

PricewaterhouseCoopers LLP has served as the Company’s independent registered public accountants since 1983. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Before making its decision for appointment of the accountants, the Audit Committee carefully considered that firm’s qualifications as independent registered public accountants for the Company, which included a review of their overall performance last year, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee expressed satisfaction with PricewaterhouseCoopers LLP in all these respects.

The affirmative vote to the majority of the votes cast by the holders of the Company’s Common Stock on this proposal shall constitute ratification of the appointment of PricewaterhouseCoopers LLP.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 2.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has also discussed with the independent registered public accountants the matters required to be discussed by SAS 61. The Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by Independence Standards Board Standard No. 1 and has discussed with the independent registered public accountants such accountants’ independence. Based on the review and discussions of the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal year 2006 for filing with the Securities and Exchange Commission.

The Audit Committee solely engages the independent registered public accountants on behalf of the Company to provide any audit and non-audit services.

The Audit Committee has approved an engagement agreement with the independent registered public accountants. The engagement agreement establishes certain particular services that are required of the independent registered public accountants. The engagement agreement further requires the independent registered public accountants to inform the Audit Committee of each particular other service they will render, and in each instance these other particular services shall be subject to prior review and approval of the Audit Committee. The Audit Committee has not delegated, and shall not delegate, this responsibility to the Company’s management.

Thomas R. Anderson	William E. Bendush	Dennis R. Leibel

The foregoing Compensation Committee Report, Performance Graph and Audit Committee Report are not deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A or to the liabilities of Section 18 of the Securities Exchange Act. They shall not be deemed to be incorporated by reference into any document that the Company may file at any time with the Securities and Exchange Commission, unless in a particular instance it is therein expressly and specifically incorporated by reference by the Company.

STOCKHOLDER PROPOSALS

The Company must receive no later than September 30, 2007 any stockholder proposals intended to be considered at the 2008 Annual Meeting of Stockholders. Such proposals may be included in next year’s Proxy Statement if they furthermore comply with certain rules and regulations promulgated by the Securities and Exchange Commission. Subject to the immediately preceding sentence, a matter proposed to be considered at the meeting will not be included in the proxy statement for the meeting unless the proposal is made timely and in appropriate form in accordance with our then applicable Bylaws.

CONTACTING THE BOARD

Stockholders of the Company may send communications to the Board of Directors via U.S. Mail at the following address: Microsemi Corporation, Attention: Chairman of the Board, 2381 Morse Avenue, Irvine, California 92614.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP, independent registered public accountants for the Company for the fiscal year ended October 1, 2006, has been selected by the Board of Directors to serve in the same capacity for the current fiscal year.

A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting with the opportunity to make a statement if he or she so desires and to be available to respond to appropriate questions.

AUDIT FEES

PricewaterhouseCoopers LLP billed the Company $2,255,000 and $2,578,000 for professional services rendered for the audit of the annual financial statements for fiscal years 2006 and 2005, respectively, and the reviews of the financial statements included in Forms 10-Q in each of those respective fiscal years.

AUDIT-RELATED FEES

There were no amounts billed for “Audit-Related Fees” in the fiscal years 2006 and 2005.

TAX FEES

PricewaterhouseCoopers LLP billed the Company $591,000 and $377,000 for income tax compliance and related tax services for fiscal years 2006 and 2005, respectively. Tax services included preparation of federal and state income tax returns, work concerning research and development tax credits and tax planning.

ALL OTHER FEES

There were no amounts billed for “All Other Fees” in fiscal years 2006 and 2005.

The Audit Committee considered whether the provision of the services included in this category is compatible with maintaining PricewaterhouseCoopers’ independence.

The Audit Committee’s pre-approval policies are described in the Audit Committee Report. None of the services described under Audit-Related Fees, Tax Fees, and All Other Fees, respectively, were approved by the Audit Committee later than the date of such services pursuant to 17 CFR 210.2-01(c)(7)(i)(C).

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

NONE

OTHER MATTERS

The Board of Directors is not aware of any matter which will be presented for action at the Meeting other than the matters set forth herein; but should any other matter requiring a vote of the stockholders arise, it is intended that the enclosed Proxy shall include discretionary authority to vote on such other matters in accordance with the interests of the Company, in the best judgment of the person or persons voting the Proxies or consistent with any instructions given to such persons by the Board of Directors. In addition, the enclosed Proxy is intended to include discretionary authority to vote for any person’s election to a position for which a bona fide nominee is named herein if such nominee named herein is unable to serve or for good cause will not serve, approval of minutes of the prior meeting without ratifying the actions taken at such meeting and the disposition of any matters incident to the conduct of the Meeting, including any adjournments or postponements.

All stockholders are urged to complete, sign, date and promptly return the enclosed Proxy.

By Order of the Board of Directors,

Irvine, California January 19, 2007	/s/ DAVID R. SONKSEN David R. Sonksen, Secretary

Annex A

Audit Committee Charter

I.	Purpose. The Board of Directors (the “Board”) of Microsemi Corporation (the “Company”) adopts this charter for the Audit Committee (the “Committee”) of the Board and hereby establishes the Committee for the purpose of taking any or all actions that the Committee may from time to time deem necessary or appropriate within the scope of this charter, as it may be amended, supplemented or restricted from time to time (“Charter”), and therefore the Committee shall have and may exercise on behalf of the Board the powers listed in the Charter or as specified by Board resolutions from time to time, to the fullest extent permitted by law, subject, however, to other extensions of authority and limitations of authority by the Board, the Certificate of Incorporation, the Bylaws or the Delaware General Corporation Law. Any capitalized term herein that is not otherwise defined herein shall have the same meaning as given in the Company’s Governance Guidelines as then in effect. The provisions of the Governance Guidelines, as amended from time to time, are hereby incorporated by reference into this Charter.

II.	Committee Composition; Membership; Meetings. The Committee will be comprised of three or more members of the Board. Only Independent Directors shall be eligible to be or remain members of the Committee. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one member of the Committee shall have accounting or related financial management expertise which shall include an understanding of generally accepted accounting principles and financial statements, experience in preparing, auditing analyzing or evaluating financial statements, experience with internal auditing controls and an understanding of audit committee functions. The Committee shall meet at least five times annually. The Committee should meet privately and separately in executive session at least quarterly with management, the director of the internal auditing function, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed including the Company’s financial statements and significant findings based upon the auditors’ limited review procedures.

III.	Authority and Responsibilities.

A.	Funding. The Company shall provide the Committee with such funding as the Committee reasonably decides is adequate for the engagement and retention of the Company’s independent auditors and any advisors employed by the Committee, as well as for the performance of the Committee’s other functions as detailed in this Charter.

B.	General Responsibilities. The Committee shall have and may exercise authority on behalf of the Board with respect to assisting in the oversight of the following:

1.	the integrity of the Company’s financial statements;

2.	the Company’s compliance with legal and regulatory requirements;

3.	the independent auditor’s qualifications and independence;

4.	the performance of the Company’s internal audit function and of its independent auditors; and

5.	the preparation of the Committee Report for inclusion in the Company’s Annual Proxy Statement.

C.	Primary Duties. The Committee’s primary duties and responsibilities are:

1.	to monitor the integrity of the Company’s financial statements, financial reporting process, internal auditing function and systems of internal controls regarding finance and accounting;

2.	to exercise sole authority to retain and terminate, and to monitor the qualifications, independence and performance of, the Company’s independent auditors;

3.	to provide sufficient opportunity for the internal and independent auditors to meet with the members of the Committee without members of management present; and

4.	to provide an avenue of communication among the independent auditors, management, the internal auditors, and the Board.

D.	Internal Controls. The Committee will review any disclosures by the Company’s officers during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

E.	Compliance Reports. The Committee shall obtain reports from management, the Company’s internal auditors and the independent auditor that the Company and its foreign subsidiaries and affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Ethics.

F.	Related-Party Transactions. The Committee shall review reports and disclosures of insider and affiliated party transactions.

G.	Review Procedures.

1.	The Committee shall review the Company’s annual audited financial statements prior to release. This review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments. The Committee shall recommend to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K.

2.	The Committee shall require an annual report by the independent auditors describing the independent auditors’ internal quality control procedures, and any material issues raised with respect thereto by any internal review, peer review or external investigation thereof.

3.	The Committee shall, in consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company’s financial reporting processes and controls and review and discuss the critical accounting practices and policies. The Committee shall discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. The Committee shall review significant findings and analyses prepared by the independent auditors and the internal auditors together with management’s responses.

4.	The Committee shall review with financial management and the independent auditors the Company’s quarterly financial results prior to the release of earnings and/or the Company’s quarterly financial statements prior to filing or distribution. The Committee shall discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item B.5 below). The Committee Chairman, or a Committee member designated by the Chairman, may represent the entire Committee for purposes of this review.

H.	Independent Auditors.

1.

The Committee shall have sole authority to hire or terminate auditors. The independent auditors shall be directly accountable to the Committee and indirectly accountable to the Board through the Committee. The Committee shall review the independence and performance of the auditors and annually approve the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant. The Committee shall have the sole authority to terminate the engagement of the Company’s independent auditors; provided, however, the Committee shall discontinue the Company’s engagement of the independent auditors with respect to any independent audit if the Company’s chief executive officer, chief financial officer, controller, chief accounting officer or person serving in an equivalent position was employed by the auditor and participated in any capacity in auditing of the Company during the one year period prior to initiating such independent audit.

2.	The Committee shall have the sole authority to approve the fees and other significant compensation to be paid to the independent auditors, and to approve any non-audit engagement. Such approval, if any, shall be given prior to the related services being performed to the extent required by law.

3.	On an annual basis, the Committee shall review and discuss with the independent auditors all significant relationships they have or are proposed to have with the Company to determine whether those relationships could impair the auditors’ independence.

4.	The Committee shall review the independent auditors’ audit plan, including scope, staffing, locations, reliance upon management, internal audit and general audit approach and the content of all audit-related services.

5.	The Committee shall discuss, both internally and with the Company’s independent auditors, any earnings information or any financial information or earnings guidance provided to analysts and rating agencies prior to the release of the information. In that connection, the Committee shall discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

6.	The Committee shall consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

7.	The Committee shall, at least every five years, require the rotation of the independent auditor’s lead audit partner and reviewing audit partner, and consider the costs and benefits of switching to another firm of independent auditors.

8.	The Committee shall review, on an ongoing basis, compliance with the statutory ban on the independent auditors’ provision of non-audit services, except for the provision of tax advice and services pre-approved by the Committee.

9.	The Committee shall review analyses prepared by management and the independent auditors of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including the selection, application and disclosure of critical accounting policies and analyses of the effect of alternative financial and accounting assumptions, estimates or methods on the Company’s financial statements.

10.	The Committee shall obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated or, if implicated, the ramifications thereof and the remedial action required.

11.	The Committee shall discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any complaints or published reports which raise material issues regarding the Company’s financial statements, accounting policies or audit procedures.

I.	Internal Audit Function.

1.	The Committee shall review the budget, plan, changes in plan, and activities of the internal auditors, and assist in the coordination of such plans with the independent auditors.

2.	The Committee shall review the qualifications, performance and objectivity of the internal auditors and shall advise in the appointment or replacement of internal auditors.

3.	The Committee shall review significant reports prepared by the internal auditors together with management’s response and follow-up to these reports.

4.	The Committee shall review progress reports on the internal audit plan.

5.	The Committee shall, on at least an annual basis, review with the Company’s counsel and the Governance and Nominating Committee of the Board of Directors, any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

J.	Limits of Duties. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR EVERY PROPOSAL HEREON.	Please Mark Here for Address Change or Comments	☐

SEE REVERSE SIDE

1. ELECTION OF DIRECTORS Nominees: 01 Dennis R. Leibel 02 James J. Peterson 03 Thomas R. Anderson 04 William E. Bendush 05 William L. Healey 06 Paul F. Folino 07 Matthew E. Massengill	FOR all nominees (except as indicated to the contrary) ☐	WITHHOLD AUTHORITY to vote for all nominees listed ☐	2. RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS TO AUDIT OUR FINANCIAL STATEMENTS FOR FISCAL YEAR 2007.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above.)			Dated: ____________________________________, 2007

Signature of Stockholder

Signature if held jointly

IMPORTANT: Please date this proxy and sign exactly as your name or names appear(s) on your stock certificate. All joint owners should sign. Executors, administrators, trustees, guardians and others holding stock in a representative capacity, should sign and also give their title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in full partnership name by an authorized person.

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WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,

BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 8:59 P.M. Pacific Standard Time the day prior to the annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card.

Internet http://www.proxyvoting.com/mscc Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Choose MLINKSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log onto Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

You can view the Annual Report and Proxy Statement

on the internet at www.microsemi.com

PROXY

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF MICROSEMI CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 21, 2007

The undersigned stockholder of MICROSEMI CORPORATION hereby appoints James J. Peterson and David R. Sonksen, or either of them, their attorneys and proxies, with full power of substitution, to vote for the undersigned all shares of Common Stock, par value $0.20 per share, of MICROSEMI CORPORATION, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on February 21, 2007 at 10:00 A.M. (Pacific Standard Time), and at any adjournments or postponements thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournments or postponements thereof. The undersigned acknowledges receipt of this proxy and a copy of the Notice of Annual Meeting and Proxy Statement dated January 19, 2007. This proxy, when properly executed and dated or submitted electronically, will be voted according to your voting instructions as appropriately indicated, or if voting instructions are not indicated, will be voted FOR each proposal listed on the reverse side hereof. On any other matter that may properly come before the meeting, either proxy holder shall vote this proxy in a manner determined in the proxy holder’s discretion.

(Continued and to be marked, dated and signed on the other side and provide information below.)

Address Change (Mark the corresponding box on the reverse side.)

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